UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 21, 2022

JELD-WEN HOLDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38000	93-1273278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2645 Silver Crescent Drive
Charlotte, North Carolina 28273
(Address of principal executive offices) (Zip code)
Registrant's telephone number, including area code: (704) 378-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.01 per share)	JELD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 21, 2022, JELD-WEN Holding, Inc. (the “Company”) announced Julie C. Albrecht will join the Company as Executive Vice President and Chief Financial Officer, effective July 18, 2022. Ms. Albrecht currently serves as Chief Financial Officer of Sonoco Products Company, one of the largest sustainable global packaging companies with sales of $5.6 billion in 2021.
Ms. Albrecht has more than 30 years of finance experience and joined Sonoco in March 2017 as Corporate Vice President, Treasurer and Assistant CFO before being named Vice President and CFO in 2019. Prior to Sonoco, she served as Vice President, Finance, Investor Relations and Treasurer for Esterline Technologies Corporation, a $2 billion global manufacturer for the aerospace and defense markets. Earlier, Ms. Albrecht held positions of increasing responsibility at United Technologies, Goodrich and Coltec Industries. She began her finance career at PricewaterhouseCoopers. Ms. Albrecht earned her bachelor’s degree in accounting at Wake Forest University.
There are no family relationships, as defined in Item 401(d) of Regulation S-K, between Ms. Albrecht and any of the Company’s directors or executive officers, or persons nominated or chosen to become a director or an executive officer. There is no arrangement or understanding between Ms. Albrecht and any other person pursuant to which she was selected as the Company’s Chief Financial Officer, and she does not have any direct or indirect material interest in any transaction or proposed transaction required to be disclosed at this time under Item 404(a) of Regulation S-K. The Company will report Ms. Albrecht’s compensation upon her effective date.
The Company issued a press release announcing the appointment of Ms. Albrecht and a copy is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated June 21, 2022.
104	Cover Page Interactive Data file (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2022		JELD-WEN HOLDING, INC.

	By:	/s/ Roya Behnia
Roya Behnia
Executive Vice President, General Counsel and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated June 21, 2022.
104	Cover Page Interactive Data file (formatted as Inline XBRL).